AMENDMENT TO ADVISORY AGREEMENT

This amendment is made as of ~~22 March,~~ May 3RD 2011 with effect from 1 April, 2010 (the "Amendment") among ML BLUETREND FUTURESACCESS LLC, a Delaware limited liability company (the "Fund"), MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC, a Delaware limited liability company (the "Manager"), BLUECREST CAPITAL MANAGEMENT LLP, a limited liability partnership registered in England and Wales (the "Trading Advisor").

WHEREAS, the Fund, the Manager and the Trading Advisor entered into an Amended and Restated Advisory Agreement dated as of 25th January 2010, as amended as of January 25, 2010 (the "Advisory Agreement");

WHEREAS, the Trading Advisor underwent a reorganization in April 2010 in which it, among other things, migrated its operations to Guernsey, transferred certain business functions to affiliates and delegated discretionary investment management authority of the Fund's assets to BlueCrest Capital Management Guernsey L.P. (including its Geneva branch) and BlueCrest Capital Management (Singapore) Pte. Ltd. (collectively, the "BlueCrest Sub-Advisors"); and

WHEREAS, the parties wish to amend the Advisory Agreement with effect as of the date set forth above as follows.

NOW IT IS HEREBY AGREED as follows:

1. The following wording be added as Section 2(k) of the Advisory Agreement:

   "Delegation

   The Trading Advisor may delegate any of its duties and obligations hereunder to any of its duly appointed affiliated sub-investment managers (each a "Trading Advisor Subsidiary"), including but not limited to BlueCrest Capital Management Guernsey L.P. (including its Geneva branch) and BlueCrest Capital Management (Singapore) Pte. Ltd. (each, a "BlueCrest Sub-Advisor"); provided that the Trading Advisor shall act in good faith and shall exercise reasonable skill and care in the selection, use and monitoring of any such Trading Advisor Subsidiary. Without the prior written consent of the Manager and the Fund, the Trading Advisor shall not delegate any portion of its duties to any person that is not a Trading Advisor Subsidiary. In connection with any such delegation, the Trading Advisor may provide information about the Fund and its portfolio to the delegate. The Trading Advisor shall be responsible for the costs of any such delegation including, without limitation, any fees and expenses of the delegate. For the avoidance of doubt, the Trading Advisor shall only be permitted to delegate its duties and obligations hereunder to an entity which is part of the BlueCrest Group.

   For the purposes of this Section 2(k), "BlueCrest Group" shall mean the Trading Advisor, the BlueCrest Sub-Advisors, BlueCrest Capital Management (Boston) LP and BlueCrest Capital Management (New York) LP and such other entity or entities as may from time to time share common control with the Trading Advisor."

   The Trading Advisor shall remain liable for the negligence, misconduct and breach of the Advisory Agreement (as amended hereby) by any of its delegates."

2. The following wording be added as Section 10(a)(viii) of the Advisory Agreement:

"Each of Sections 10(a)(i), 10(a)(iii) and 10(a)(vii) are true and accurate with respect to each Trading Advisor Subsidiary."

3. The following wording replace the second paragraph of Section 12 of the Advisory Agreement in its entirety:

"The Trading Advisor shall indemnify, defend and hold harmless the Fund and the Manager, their respective affiliates and their respective directors, officers, employees, representatives and controlling persons ("Merrill Lynch Parties") from and against any and all Losses relating to any action or omission of any Trading Advisor Party relating to the business or activities of such person under this Agreement or relating to the management of the Fund; provided the conduct of such person which was the subject of the demand, claim, lawsuit, action or proceeding constituted negligence or misconduct or a breach of this Agreement or was an action or omission taken otherwise than in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Fund."

4. The following wording be added as Section 25(c) of the Advisory Agreement:

"Each Trading Advisor Subsidiary to which the Trading Advisor delegates duties pursuant to Section 2(k) shall be deemed a "Permitted Confidant" under Section 25(b); provided, that each such Trading Advisor Subsidiary undertakes to hold the information referenced in Section 25(b) strictly confidential to the same extent set forth therein, and not in any manner or respect to use any of such information for its personal gain."

5. The following wording replace the contact information of the Trading Advisor in Section 16 of the Advisory Agreement:

if to the Trading Advisor:

BLUECREST CAPITAL MANAGEMENT LLP
c/o BlueCrest Capital Management (UK) LLP
40 Grosvenor Place
London SW1X 7AW
England
Attn: General Counsel

6. For the avoidance of doubt, nothing in this Amendment shall create an obligation on behalf of the Fund or the Manager to compensate both the Trading Advisor and the BlueCrest Sub-Advisors for services provided to the Fund. The Manager and the Fund each acknowledge that the Trading Advisor may allocate and pay to the BlueCrest Sub-Advisors all or a portion of any compensation paid to the Trading Advisor under the Advisory Agreement, as may be agreed between the Trading Advisor and the BlueCrest Sub-Advisors.

7. The current Appendix A to the Advisory Agreement be deleted in its entirety and replaced with the Schedule to this Amendment.

8. Except as specifically amended hereto, the Advisory Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

9. The governing law, counterparties, method of execution, rules of interpretation, notice and other procedural provisions set forth in the Advisory Agreement shall be equally applicable to this Amendment.

10. All parties represent and warrant each with respect to itself only that, they have taken all action required to be taken in order to authorize and effect this Amendment. This Amendment constitutes a legal, valid and binding and enforceable obligation of the respective parties.

11. Upon the effectiveness of this Amendment, the parties hereby reaffirm all representations and warranties made in the Agreement as amended hereby, and certify that all such representations and warranties are true and correct in all respects on and as of the date hereof.

IN WITNESS WHEREOF the parties hereto have entered into this Amendment on the date first above written.

The Fund:

ML BLUETREND FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC, its duly appointed investment manager

By: ______________________

Name: Deann Morgan

Title: Vice President of MLAI

The Trading Advisor:

FOR AND ON BEHALF OF BLUECREST CAPITAL MANAGEMENT LLP

By: ______________________

Name: J.T. SAMBROOK

Title: PRINCIPAL

MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

By: ______________________

Name: Deann Morgan

Title: Vice President

Schedule

Appendix A

Commodity Interests Trading

The following is a complete list of all commodity interests which the Trading Advisor (acting through a Trading Advisory Subsidiary) intends to trade on behalf of ML BLUETREND FUTURESACCESS LLC:

Instrument	Market (where applicable)	Instrument detail
	Borsa Italiana (IDEM)	S&P/MIB IDX FUT
	Chicago Board of Trade	DJIA INDEX FUT
		DJIA MINI e-CBOT
	Chicago Mercantile Exchange	NASDAQ 100 E-MINI
		NASDAQ 100 FUTURE
		RUSSELL 2000 FUTR
		RUSSELL MINI FUT
		S&P MID 400 EMINI
		S&P500 EMINI FUT
	Eurex Deutschland (was DTB)	DAX INDEX FUTURE
		DJ EURO STOXX 50
		DJ STOXX 600 [Various]
	EURONEXT Amsterdam	AMSTERDAM IDX FUT
	EURONEXT Paris	CAC40 10 EURO FUT
	Hong Kong Futures Exchange	HANG SENG IDX FUT
	Hong Kong Futures Exchange	H-SHARES IDX FUT
	LIFFE	FTSE 100 IDX FUT
	Meff Renta Variable (Madrid)	IBEX 35 INDX FUTR
	Montreal Exchange	S&P/TSE 60 IX FUT
	Osaka Stock Exchange	Nikkei 225
		Nikkei 225 (mini)
	Singapore Exchange (was SIMEX)	MSCI SING IX ETS
		MSCI TAIWAN INDEX
		Nifty Fifty
		NIKKEI 225 (SGX)
	South African Futures Exchange	FTSE/JSE TOP 40
	Stockholm Stock Exchange	OMXS30 IND FUTURE
	Sydney Futures Exchange	SPI 200 FUTURES
	Thailand Futures Exchange	Thai Set 50
	Tokyo Stock Exchange	TOPIX INDX FUTR
Bond Futures	Sydney Futures Exchange	AUST BOND FUT
	Montreal Exchange EUREX (BTP)	CAN BOND FUT EURO BTP ITALY GVT BOND FUTURE
	Eurex Zurich	SWISS FED BND FUT
	Eurex Deutschland (was DTB)	EURO-BOBL FUTURE
		EURO-BUND FUTURE
		EURO-SCHATZ FUT Euro BUXL 30Y Bond
	LIFFE	LONG GILT FUTURE
	Singapore Exchange (was SIMEX)	MINI JGB FUT

	Tokyo Stock Exchange	JPN BOND(TSE)
	Chicago Board of Trade	US LONG BOND(CBT)
		US NOTE FUT
Interest Rate Futures	Sydney Futures Exchange	Bank Bill Fut
	Tokyo Financial Exchange	Euro Yen 3 month
	Montreal Exchange	BANK ACCEPT FUTR
	LIFFE	Euro Euribor
		Sterling Fut
		Euro Sfr Fut
	Chicago Mercantile Exchange	EURO$ FUTR
Agricultural Commodity Future	Kansas City Board of Trade	WHEAT FUTURE
	Chicago Board of Trade	CORN FUTURE
		SOYAOIL SOYBEAN FUTURE
		SOYBEAN MEAL FUTR
		WHEAT FUTURE(CBT)
	Chicago Mercantile Exchange	LEAN HOGS FUTURE
		LIVE CATTLE FUTR
	ICE Futures US Softs	COCOA FUTURE
		COFFEE 'C' FUTURE
		COTTON NO.2 FUTR
		SUGAR #11 (WORLD)
	LIFFE	COCOA FUTURE - LIF
Base Metal Future	Commodity Exchange, Inc.	COPPER FUTURE
	London Metals Exchange	LME ALUM HG FUTUR
		LME COPPER FUTURE
		LME LEAD FUTURE
		LME NICKEL FUTURE
		LME TIN FUTURE
		LME ZINC FUTURE
	Intercontinental Exchange	BRENT CRUDE FUTR
		GAS OIL FUT (ICE) WTI LIGHT SWEET CRUDE FUT WTI CRUDE FUTURE
	New York Mercantile Exchange	GASOLINE RBOB FUT
		HEATING OIL FUTR
		NATURAL GAS FUTR
		WTI CRUDE FUTURE
Precious Metal Future	Chicago Board of Trade	100 oz. GOLD
		5000 oz SILVER
	Commodity Exchange, Inc.	GOLD 100 OZ FUTR
		SILVER FUTURE
	New York Mercantile Exchange	PALLADIUM FUTURE
		PLATINUM FUTURE
Spot FX		
Forward FX		